UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-36824 (Commission File Number)	98-1162329 (IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of Principal Executive Offices)(Zip Code)

+353 (1) 659 9446

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 4, 2016, Presbia PLC (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 17, 2016.  The final voting results are set forth below.

Proposal 1: Election of directors.

The following is a list of the directors who were re-elected at the Annual Meeting to serve as directors until the conclusion of the annual general meeting of shareholders to be held in 2017.  The results of such vote for each director were as follows:

Name	For	Against	Abstain	Broker Non-Vote

Ralph Thurman	11,403,898	49,992	1,500	1,028,640

Gerd Auffarth	11,453,290	600	1,500	1,028,640

Todd Cooper	11,452,457	1,433	1,500	1,028,640

Robert Cresci	11,452,726	1,164	1,500	1,028,640

Gerald Farrell	11,453,290	600	1,500	1,028,640

Vladimir Feingold	11,452,457	1,433	1,500	1,028,640

Zohar Loshitzer	11,452,707	1,183	1,500	1,028,640

Richard Ressler	11,403,898	49,992	1,500	1,028,640

Proposal 2: Ratification of U.S. independent registered public accounting firm and authorization of the Audit Committee to set such auditor’s remuneration.

The shareholders ratified, in a non-binding vote, the appointment of Squar Milner, LLP as the Company’s independent registered public accounting firm with respect to the Company’s U.S. financial statements and authorized, in a binding vote, the Audit Committee of the Company’s Board of Directors to set such auditor’s remuneration.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

12,483,979	50	1	-

Proposal 3: Ratification of Irish independent statutory auditor and authorization of the Audit Committee to set such auditor’s remuneration.

The shareholders ratified, in a non-binding vote, the appointment of Moore Stephens LLP as the Company’s independent statutory auditor with respect to the Company’s Irish financial statements and authorized, in a binding vote, the Audit Committee of the Company’s Board of Directors to set such auditor’s remuneration.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

12,483,979	50	-	-

Proposal 4: To adopt amendments to the Presbia Incentive Plan to increase the number of ordinary shares available for awards and to approve the material terms of Section 162(m) performance goals.

The shareholders adopted amendments to the Presbia Incentive Plan to increase the number of ordinary shares available for awards and to approve the material terms of Section 162(m) performance goals.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

11,452,421	2,518	451	1,028,640

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

By: /s/ Jarett Fenton
Name: Jarett Fenton
Title:Chief Financial Officer

Dated:    August 9, 2016